UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-07838)

American Select Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall
Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr.
800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/08

Date of reporting period:  05/31/08

Item 1. Schedule of Investments.

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (SLA)	May 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities (b) — 3.0%
Fixed Rate — 3.0%
Federal Home Loan Mortgage Corporation
5.50%, 1/1/18, #E93231		$1,719,226	$1,760,643	$1,746,686
7.50%, 12/1/29, #C00896		265,306	260,924	286,870
Federal National Mortgage Association
5.00%, 11/1/17, #657356		921,012	924,802	923,275
6.50%, 6/1/29, #252497		943,420	937,805	982,425
7.50%, 5/1/30, #535289		62,601	60,741	67,400
8.00%, 5/1/30, #538266		23,130	22,871	24,994
Total U.S. Government Agency Mortgage-Backed Securities			3,967,786	4,031,650

Corporate Notes (c) (d) — 12.8%
Fixed Rate — 12.8%
Sarofim Northwest, 6.90%, 1/1/11	12/21/07	8,181,250	8,181,250	8,426,688
Stratus Properties I, 6.56%, 12/31/11	12/28/00	5,000,000	5,000,000	5,100,000
Stratus Properties VII, 6.92%, 12/31/11	6/1/07	3,500,000	3,500,000	3,570,000

Total Corporate Notes			16,681,250	17,096,688

Whole Loans and Properties Mortgages (c) (e) — 103.9%
Commercial Loans — 71.3%
12000 Aerospace, Clear Lake, TX, 5.43%, 1/1/10 (f)	12/22/04	5,039,485	5,039,485	4,992,979
ABC Conoco, Aspen, CO, 6.65%, 11/1/11 (f)	10/31/06	4,006,129	4,006,129	4,002,149
Best Buy, Fullerton, CA, 8.63%, 1/1/11 (f)	12/29/00	1,727,405	1,727,405	1,779,227
Cingular Wireless Building, Richardson, TX, 7.03%, 7/1/11 (d) (f)	6/21/06	6,500,000	6,500,000	6,598,827
Clear Lake Central I, Webster, TX, 6.63%, 8/1/11 (d) (f)	7/27/06	7,100,000	7,100,000	7,073,896
Gallery Row, Tucson, AZ, 11.88%, 10/1/11 (d)	9/7/06	500,000	500,000	514,163
George Gee Hummer, Liberty Lake, WA, 7.23%, 7/1/10 (d) (f)	6/30/05	2,125,000	2,125,000	2,167,500
George Gee Pontiac, Liberty Lake, WA, 7.25%, 7/1/10 (d) (f)	6/30/05	4,675,000	4,675,000	4,768,500
George Gee Pontiac II, Liberty Lake, WA, 7.78%, 7/1/10 (d)	9/14/06	750,000	750,000	765,000
George Gee Porsche, Liberty Lake, WA, 7.78%, 7/1/10 (d) (f)	9/14/06	2,500,000	2,500,000	2,550,000
Highland Park I, Scottsdale, AZ, 6.77%, 3/1/11 (f)	2/23/06	9,396,368	9,396,368	9,444,564
Highland Park II, Scottsdale, AZ, 9.88%, 3/1/11	2/23/06	1,194,633	1,194,633	1,015,628
Kolb Plaza I, Tucson, AZ, 6.50%, 8/1/10 (d)	7/18/07	3,520,000	3,520,000	3,522,035
Kolb Plaza II, AZ, Tucson, AZ, 9.88%, 8/1/10 (d)	7/18/07	440,000	440,000	382,908
Landmark Bank Center, Euless, TX, 3.85% through 4/30/09, thereafter 5.85%, 5/1/11	5/7/08	3,242,424	3,242,424	2,971,142
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17 (d) (f)	5/23/07	2,175,000	2,175,000	2,054,229
Northrop Grumman Campus I, Colorado Springs, CO, 5.90%, 12/1/08 (d) (f) (g)	11/15/05	5,700,000	5,700,000	5,757,000
Northrop Grumman Campus II, Colorado Springs, CO, 13.88%, 12/1/08 (d)	11/15/05	500,000	500,000	468,149
Oxford Mall, Oxford, MS, 6.65%, 3/1/08 (d) (g)	9/24/04	4,600,000	4,600,000	4,600,000
Peony Promenade, Plymouth, MN, 6.93%, 6/1/13 (f)	5/12/03	4,825,862	4,825,862	4,812,260
Point Plaza, Turnwater, WA, 8.43%, 1/1/11	12/14/00	5,905,543	5,905,543	5,747,134
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 6.83%, 11/1/12	10/12/07	8,165,412	8,165,412	8,151,015
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17	6/28/07	5,183,029	5,183,029	4,907,948
Town Square #6, Olympia, WA, 7.40%, 9/1/12 (f)	8/2/02	3,735,074	3,735,074	3,800,564
Victory Packaging, Phoenix, AZ, 8.53%, 1/1/12 (f)	12/20/01	2,386,807	2,386,807	2,482,280
			95,893,171	95,329,097
Multifamily Loans — 32.6%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	4,480,689	4,480,689	4,392,092
Briarhill Apartments II, Eden Prairie, MN, 6.88%, 9/1/15	8/11/03	536,475	536,475	537,615
Centre Court, White Oaks and Green Acres Apartments, North Canton and Massilon, OH, 8.65%, 1/1/09	12/30/98	3,485,229	3,485,229	3,520,081
El Conquistador Apartments, Tucson, AZ, 7.65%, 4/1/09 (f)	3/24/99	2,577,636	2,577,636	2,603,412
Fountain Villas, Phoenix, AZ, 6.10%, 9/1/08 (d) (g)	8/8/05	1,825,000	1,825,000	1,825,000
Highland House Apartments, Dallas, TX, 6.80%, 10/1/10 (d)	9/10/07	2,700,000	2,700,000	2,716,275
Hunters Meadow, Colorado Springs, CO, 7.80%, 8/1/12	7/2/02	5,945,845	5,945,845	5,457,454
Keystone Crossings, Springdale, AZ, 8.15%, 7/1/10 (d)	6/27/07	4,024,000	4,024,000	3,717,145
NCH Multifamily Pool II, Oklahoma City, OK, 11.93%, 10/1/10 (d)	10/1/07	5,400,000	5,400,000	5,508,000
Revere Apartments, Revere, MA, 6.28%, 3/1/12 (f)	3/8/07	1,677,286	1,677,286	1,640,795
RP Urban Partners, Oxnard, CA, 6.12%, 3/1/10 (d) (g)	2/23/05	5,000,000	5,000,000	5,050,000

2008 Quarterly Report   1   American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (SLA) (continued)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE (a)
Sheridan Pond Apartments, Tulsa, OK, 6.43%, 7/1/13 (f)	6/5/03	$6,796,873	$6,796,873	$6,588,454
			44,449,033	43,556,323
Total Whole Loans and Participation Mortgages			140,342,204	138,885,420

Preferred Stocks (b) — 7.5%
Real Estate Investment Trusts — 7.5%
AMB Property, Series M		8,700	222,285	195,054
AMB Property, Series O		10,228	255,700	240,039
EastGroup Properties, Series D		70,400	1,793,795	1,723,392
Health Care Properties, Series E		1,810	46,517	42,535
Health Care Properties, Series F		37,480	945,244	882,279
Kimco Realty, Series G		40,000	1,000,000	987,200
Public Storage, Series E		65,000	1,627,750	1,457,300
Realty Income, Series D		60,000	1,521,000	1,469,400
Regency Centers, Series E		22,350	555,815	487,230
Weingarten Realty Investors, Series F		120,000	3,000,000	2,580,000
Total Preferred Stocks			10,968,106	10,064,429

Total Unaffiliated Investments			$171,959,346	$170,078,187

Short-Term Investment — 0.4%
First American Prime Obligations Fund, Class Z (h)		575,470	575,470	575,470
Total Investments (i) — 127.6%			$172,534,816	$170,653,657
Other Assets and Liabilities, Net — (27.6)%				(36,859,511)
Total Net Assets — 100.0%				$133,794,146

2008 Quarterly Report   2   American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (SLA) (continued)

Notes to Schedule of Investments:
(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs.  As material capital improvements are made to the property, new market value appraisals are obtained.

As of May 31, 2007, the fund held fair valued securities with a value of $155,982,108 or 116.7% of total net assets.

(b)
Securities pledged as collateral for outstanding reverse repurchase agreements.  As of May 31, 2008, securities valued at $13,412,443 were pledged as collateral for the following outstanding reverse repurchase agreements.

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$ 3,913,000	5/9/08	2.50%	6/9/08	$ 6,250	(1)
5,757,000	5/7/08	3.40%	6/6/08	13,583	(2)
$ 9,670,000				$ 19,833

2008 Quarterly Report   3   American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (SLA) (continued)

*	Interest rate as of May 31, 2008. Rate is based on the London InterBank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $1,719,226 par
Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $265,306 par
Federal National Mortgage Association, 5.00%, 11/1/17, $921,012 par
Federal National Mortgage Association, 6.50%, 6/1/29, $943,420 par
Federal National Mortgage Association, 7.50%, 5/1/30, $62,601 par
Federal National Mortgage Association, 8.00%, 5/1/30, $23,130 par
(2)	Dresdner Bank:
AMB Property, Series M, 8,700 shares
AMB Property, Series O, 10,228 shares
EastGroup Properties, Series D, 70,400 shares
Health Care Properties, Series E, 1,810 shares
Health Care Properties, Series F, 37,480 shares
Kimco Realty, Series G, 12,300 shares
Public Storage, Series E, 65,000 shares
Realty Income, Series D, 60,000 shares
Regency Centers, Series E, 22,350 shares
Weingarten Realty Investors, Series F, 120,000 shares

The fund has entered into a lending commitment with Dresdner Bank. The agreement permits the fund to enter into reverse repurchase agreements up to $15,500,000 using preferred stock as collateral. The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $15,500,000 lending commitment.

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.  These securities are fair valued in accordance with the board approved valuation procedures.  See note (a) above.

(d)
Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage.  Principal balance on the loan is due at maturity.  The interest rate disclosed represents the net coupon rate in effect as of May 31, 2008.

(e)	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage services) as of May 31, 2008.

(f)
Securities pledged as collateral for outstanding borrowings under a loan agreement.  As of May 31, 2008, securities valued at $73,116,636 were pledged as collateral for the following outstanding borrowings.

Amount	Rate*	Accrued Interest	Name of Broker and Description of Collateral
$30,500,000	5.72%	$48,493	(1)

*	Interest rate as of May 31, 2008. Rate is based on the London InterBank Offered Rate (“LIBOR”) plus a spread and reset monthly.

(1)	Morgan Stanley:
12000 Aerospace, 5.43%, 1/1/10, $5,039,485 par
ABC Conoco, 6.65%, 11/1/11, $4,006,129 par
Best Buy, 8.63%, 1/1/11, $1,727,405 par
Cingular Wireless Building, 7.03%, 7/1/11, $6,500,000 par
Clear Lake Central I, 6.63%, 8/1/11 $7,100,000 par
El Conquistador Apartments, 7.65%, 4/1/09, $2,577,636 par
George Gee Hummer, 7.23%, 7/1/10, $2,125,000 par
George Gee Pontiac, 7.25%, 7/1/10, $4,675,000 par
George Gee Porsche, 7.78%, 7/1/10, $2,500,000 par
Highland Park I, 6.77%, 3/1/11, $9,396,368 par
Mandala Agency Building, 6.38%, 6/1/17, $2,175,000 par
Northrop Grumman Campus I, 7.94%, 12/1/08, $5,700,000 par
Peony Promenade, 6.93%, 6/1/13, $4,825,862 par
Revere Apartments, 6.28%, 5/1/09, $1,677,286 par
Sheridan Pond Apartments, 6.43%, 7/1/13, $6,796,873 par
Town Square #6, 7.40%, 9/1/12, $3,735,074 par
Victory Packaging, 8.53%, 1/1/12, $2,386,807 par

2008 Quarterly Report   4   American Select Portfolio

Schedule of INVESTMENTS (unaudited)

American Select Portfolio (SLA) (concluded)

At May 31, 2008, the fund was a party to a loan agreement with Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) under which loans were collateralized by whole loans in the fund’s portfolio.  This agreement expired and the outstanding loan amount was refinanced on July 11, 2008 using advances made under a new loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”).  Under this new loan agreement, MMLIC made a term loan to the fund of $31,900,000 which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $9,100,000.  Loans made under the loan agreement are secured by whole loans in the fund’s portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%.  In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

(g)	Variable Rate Security - The rate shown is the net coupon rate in effect as of May 31, 2008.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(i)
As of May 31, 2008, the cost of investment in securities was $172,534,816.  The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$1,364,832
Gross unrealized depreciation	(3,245,991)
Net unrealized depreciation	$(1,881,159)

2008 Quarterly Report   5   American Select Portfolio

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

By:   /s/Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr., Treasurer

Date:   July 28, 2008